ELCOM INTERNATIONAL, INC.
                        2000 ANNUAL REPORT ON FORM 10-K
                               INDEX TO EXHIBITS

Exhibit No.                   Description
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2.1  Agreement  for the sale and  purchase  of shares in the  capital of Prophet
     Group Limited dated December 6, 1996, by and among Lantec (Management) Limited (a subsidiary of the Registrant) and the Vendors (as defined therein). (3)

2.5 Agreement for the sale and purchase of shares in the capital of Data Supplies Limited dated February 21, 1997, by and among Elcom Group Limited (a subsidiary of the Registrant), the Vendor (as defined therein) and Mr. Savage. (4)

3.3  Second Restated Certificate of Incorporation of the Registrant. (5)

3.4  By-Laws of the Registrant, amended as of November 6, 1995. (1)

4.4  Specimen certificate of the Registrants Common Stock. (1)

4.5 Form of 8% Series A Cumulative Convertible Preferred (Series A) Stock Purchase Agreement, with attached list of purchasers and number of shares purchased, as of December 10, 1993. (1)

4.8 Form of Series B Preferred Stock Purchase Agreement for Closings held on April 15, June 21 and August 11, 1994, with attached list of purchasers and number of shares purchased. (1)

4.9 Form of Series B Preferred Stock Purchase Agreement for Closings held on December 30, 1994 and February 6, 1995, with attached list of purchasers and number of shares purchased. (1)

4.10 Form of Series C Preferred Stock Purchase Agreement for Closings held on June 22 and June 30, 1995, with attached list of purchasers and number of shares purchased. (1)

4.12 Securities Agreement, dated September 1, 1993, as amended February 1, 1994, by and among the Registrant, Robert J. Crowell, and 19 other listed purchasers, as of June 2, 1995 (1), and list of other assignees of certain registration rights thereunder. (14)

4.13 Securities Agreement, dated October 28, 1994, by and among the former stockholders of CSI and the Registrant. (1)

4.14 Computerware  Stockholders Agreement,  dated February 6, 1995, by and among
     the  Registrant,   Robert  J.  Crowell  and  the  former   shareholders  of
     Computerware. (1)

4.15 Amended and Restated Lantec Stockholders Agreement, dated April 6, 1996, by and among the Registrant, Robert J. Crowell and the former shareholders of Lantec. (6) and Renouncement of related Board Observer Right effective December 16, 1999. (21)

4.16 Form of Lantec Warrant Agreement, dated January 7, 2000, with attached Second Amended List of Holders of Warrants to Purchase Common Shares of the Registrant. (21)

4.17 AMA Securities Agreement, dated February 29, 1996, by and among the Registrant and the former stockholders of AMA (UK) Limited. (9)

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Exhibit No.                   Description
-----------              --------------------

4.18 Final Agreement of Settlement and Mutual Release of All Claims and Demands, dated March 26, 1997, by and among the Registrant and certain of its subsidiaries, and the Former Shareholders of Computerware Business Trust.
     (13)

10.1 Form of Indemnity Agreement for Executive Officers and/or Directors of the Registrant (1), with attached list of Director and/or Executive Officer Indemnitees. (18) (*)

10.2 Stock Option Plan of the Registrant dated February 23, 1993, as amended June 3, 1994 and November 6, 1995. (1) (*)

10.3 1995 (Computerware) Stock Option Plan of the Registrant, dated February 6, 1995 (1), as amended by Amendment No. 1 dated August 19, 1996. (9) (*)


10.4 $80,000,000 Business Credit and Security Agreement Dated as of March 1, 1997 among Elcom Services Group, Inc. and Deutsche Financial Services Corporation (9), and Amendments to Business Credit and Security Agreement.
     (12)(15)(18)(22)(23)(x)

10.5 Lease Agreement for the Registrants Headquarters, dated July 5, 1993, by and among Oceana Way Associates and the Registrant (1), and Agreement of Amendment thereto, dated October 20, 1997. (14) and December 31, 2000. (x)

10.6 Lease Agreements for Lantec Headquarters, among Allied Dunbar Assurance PLC to Businessland (UK) Limited and Businessland Inc., dated November 23, 1988, with Licenses to Assign to Lantec Information Services Ltd., and Supplemental Deed dated November 4, 1993. (1)

10.7 Structured Equity Line Flexible Financing Agreement, dated December 30, 1999, between the Registrant and Cripple Creek Securities, LLC. (20), Amended and Restated Structured Equity Line Flexible Financing Agreement, dated April 7, 2000. (20) Amendment No. 1 (20), and Amendment No. 2 (22)

10.8 Registration Rights Agreement, dated December 30, 1999, between the Registrant and Cripple Creek Securities, LLC. (20), and Amended and Restated Registration Rights Agreement, dated April 7, 2000.
(20)

10.9 Form of Warrant and Minimum Commitment Warrant of the Registrant issuable to Cripple Creek Securities, LLC. (20)

10.10Warrant Agreement, dated as of December 30, 1999, between the Company and Wit Capital Corporation. (20)

10.13Lock Box Agreement, dated May 1, 1994, by and among Deutsche, Fleet Bank of
     Massachusetts and the Registrant; and Storage Agreement by and between Ingram Micro and Deutsche. (1)

10.15Guaranty  by  the  Registrant  in  favor  of  Deutsche  Financial  Services
     Corporation (UK) LTD., dated December 1, 1997, guarantying Elcom Group Limiteds indebtedness to Deutsche. (14)

10.19Amended  Employment  Agreement by and between the  Registrant and Robert J.
     Crowell dated June 1, 1997 (11), and Form of Consulting Agreement appended thereto as Exhibit A. (12) (*)

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Exhibit No.                   Description
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10.22Employment  Agreement by and between the Registrant and James Rousou, dated
     December 8, 1999. (21)

10.24Standard  Conditions for the Sale and Purchase of Debts,  dated December 3,
     1997, between Elcom Group Limited and Deutsche Financial Services (UK) LTD.
     (14)

10.25Agreement for the Sale and Purchase of Debts dated December 3, 1997, between Elcom Group Limited and Deutsche Financial Services (UK) LTD. (14)

10.291995 Non-Employee Director Stock Option Plan of the Registrant, dated October 9, 1995 (1), and Amendment No. 1 thereto. (11) (*)

10.33Guaranty  by  the  Registrant  in  favor  of  Deutsche  Financial  Services
     Corporation, dated November 6, 1995, guarantying Elcom Services Group, Inc.s indebtedness to Deutsche. (1)

10.34Guaranty  by  the  Registrant  in  favor  of  Deutsche  Financial  Services
     Corporation,   dated  March  31,   1999,   guarantying   elcom.com,   inc.s
     indebtedness to Deutsche. (18)

10.36 The 1996 Stock Option Plan of Elcom International, Inc. (8) (*)

10.37Amended Employment  Agreement by and between the Registrant and Laurence F.
     Mulhern dated June 1, 1997 (11); and Form of Consulting Agreement appended thereto as Exhibit A. (12) (*) and Amendment and Waiver under Employment Agreement and Executive Profit Performance Bonus Plan dated October 1, 1999. (21)

10.38The  1997  Stock  Option  Plan  of  Elcom  International,  Inc.  (11),  and
     Amendments One and Two thereto. (14) (17) (*)

10.381 The 2000 Stock Option Plan of the Registrant. (25)

10.382 The 2001 Stock Option Plan of the Registrant. (x)

10.39Elcom  International,  Inc.  Executive  Profit  Performance  Bonus Plan for
     Executive Officers dated September 4, 1997. (12) (*)

10.40Elcom International, Inc. Key Personnel Profit Performance Bonus Plan dated September 4, 1997. (12) (*)

10.42 Wit Capital Corporation Engagement Letter, dated July 8, 1999. (19)

10.43Debt Purchase  Agreement between Lloyds TSB Commercial  Finance Limited and
     Elcom Holdings Limited. (x)

10.44Debt Purchase  Agreement between Lloyds TSB Commercial  Finance Limited and
     Elcom Information Technology Limited. (x)

10.45Lloyds TSB Commercial Finance Limited Standard Terms and Conditions for the Purchase of Debts Incorporated in Debt Purchase Agreement (Elcom Holdings Limited.) (x)

10.46Lloyds TSB Commercial Finance Limited Standard Terms and Conditions for the Purchase of Debts Incorporated in Debt Purchase Agreement (Elcom Information Technology Limited.) (x)


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Exhibit No.                   Description
-----------              --------------------

10.47All Assets  Debenture  Given By Elcom  Holdings  Limited in Favor of Lloyds
     TSB Commercial Finance Limited. (x)

10.48All  Assets  Debenture  Given By Elcom  Information  Technology  Limited in
     Favor of Lloyds TSB Commercial Finance Limited. (x)

10.49Guarantee  and  Indemnity  between Elcom  Information  Technology  Limited,
     Elcom Holdings Limited and Lloyds TSB Commercial Finance Limited. (x)

10.491   Undertaking   and  Indemnity   between   Peter  Alan   Rendall,   Elcom
     International, Inc. and Lloyds TSB Commercial Finance Limited. (x)

10.492  Undertaking   and  Indemnity   between  Robert  Jeryl   Crowell,   Elcom
     International, Inc. and Lloyds TSB Commercial Finance Limited. (x)

21.1 List of the Registrants Subsidiaries. (21)

23.1 Consent of KPMG LLP. (x)

23.2 Consent of Arthur Andersen LLP. (x)

99.1 News Release, dated January 10, 2001. (24)

(1) Previously filed as an exhibit to Registration Statement No. 33-98866 on Form S-1 and incorporated herein by reference.

(2) Previously filed as an exhibit to Current Report on Form 8-K (date of report February 29, 1996) filed March 14, 1996, and incorporated herein by reference.

(3) Previously filed as an exhibit to Current Report on Form 8-K (date of report December 6, 1996) filed December 19, 1996, and incorporated herein by reference.

(4) Previously filed as an exhibit to Current Report on Form 8-K (date of report February 21, 1997) filed March 6, 1997, and incorporated herein by reference.

(5) Previously filed as an exhibit to Registrants Annual Report on Form 10-K for the year ended December 31, 1995, and incorporated herein by reference.

(6) Previously filed as an exhibit to Registrants Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, and incorporated herein by reference.

(7) Previously filed as an exhibit to Registrants Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, and incorporated herein by reference.

(8) Previously filed as an exhibit to Registrants Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, and incorporated herein by reference.

(9) Previously filed as an exhibit to Registrants Annual Report on Form 10-K for the year ended December 31, 1996, and incorporated herein by reference.

(10) Previously filed as an exhibit to Registrants Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, and incorporated herein by reference.

(11) Previously filed as an exhibit to Registrants Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, and incorporated herein by reference.

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(12) Previously filed as an exhibit to Registrants Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, and incorporated herein by reference.

(13) Previously filed as an exhibit to Registrants Current Report on Form 8-K dated March 26, 1997 and incorporated herein by reference.

(14) Previously filed as an exhibit to Registrants Annual Report on Form 10-K for the year ended December 31, 1997, and incorporated herein by reference.

(15) Previously filed as an exhibit to Registrants Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, and incorporated herein by reference.

(16) Previously filed as an exhibit to Registrants Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, and incorporated herein by reference.

(17) Previously filed as an exhibit to Registrants Annual Report on Form 10-K for the year ended December 31, 1998 and incorporated herein by reference.

(18) Previously filed as an exhibit to Registrants Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, and incorporated herein by reference.

(19) Previously filed as an exhibit to Registrants Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, and incorporated herein by reference.

(20) Previously filed as an exhibit to Registration Statement No. 333-94743 on Form S-3 and incorporated herein by reference.

(21) Previously filed as an exhibit to Registrants Annual Report on Form 10-K for the year ended December 31, 1999, and incorporated herein by reference.

(22) Previously filed as an exhibit to Registrants Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, and incorporated herein by reference.

(23) Previously filed as an exhibit to Registrants Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, and incorporated herein by reference.

(24) Previously filed as an exhibit to Registrants Current Report on Form 8-K dated January 26, 2001 and incorporated herein by reference.

(25) Previously filed as an exhibit to Registration Statement No. 333-54852 on Form S-8 and incorporated herein by reference.


(x)  Filed herewith.

(*)  Management contract or compensatory plan or arrangement.

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